Exhibit 10.17

SHARE PLEDGE AGREEMENT

THIS AGREEMENT dated effective as of November 8, 2013 is between:

VISTA GOLD CORP., a British Columbia company, having its chief executive office at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado  80127

(together with its successors and permitted assigns,
the Pledgor”)

AND

SPROTT RESOURCE LENDING PARTNERSHIP, a general partnership organized and existing under the laws of the Province of Ontario, having an office at Suite 2750, 200 Bay Street, Toronto, Ontario, M5J 2J2, Canada

(together with its successors and permitted assigns,
the “Secured Party”)

background

A. The Secured Party has made a credit facility available to the Pledgor, as borrower, on the terms set out in the credit agreement dated March 28, 2013, as amended by a credit agreement modification agreement dated September 20, 2013, between the Secured Party, as lender and the Pledgor, as borrower (collectively, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Credit Agreement”).

B. The Pledgor is the owner of 1,400,000 common shares in the capital of Midas Gold Corp. (the “Issuer”), a company incorporated and existing under the laws of the Province of British Columbia (the “Pledged Shares”).

C. In accordance with the Credit Agreement, the Pledgor has agreed to pledge and grant a security interest in the Pledged Collateral (as later defined) on the terms set out in this Pledge Agreement.

agreement

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.

Definitions.  Unless otherwise defined herein, capitalized terms used herein will have the meanings given to them in the Credit Agreement.  The term “PPSA” means the Personal Property Security Act (British Columbia). The terms “Adverse Claim”, “Control”, “Entitlement Order”, “Financial Asset”, “Securities Account”, “Securities Entitlement”, “Securities Intermediary” and “Security” have the meanings given to them in the PPSA and in the Securities Transfer Act (British Columbia), each as amended from time to time (the “STA”).

2.

Pledge and Grant of Security Interest.  To secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Secured Obligations (defined below), the Pledgor hereby pledges and assigns to the Secured Party and grants to the Secured Party a

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continuing security interest in any and all of the Pledgor’s present and after-acquired right, title and interest in and to the following collateral:
(a)	all of the Pledgor’s present and after-acquired interest in the Pledged Shares, including the right to receive all distributions, profits and payments therefrom to the extent set out herein;
(b)	without duplication, all of the Pledgor’s present and after-acquired Securities, Financial Assets and Intangibles, arising out of or related to the Pledged Shares; and
(c)	all present and after-acquired proceeds of the collateral described above,

(collectively, the “Pledged Collateral”).

3.

Security for Secured Obligations.  The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the indebtedness of the Pledgor to the Secured Party in respect of the Facility and the payment and performance of all other obligations, indebtedness and liabilities, present and future, direct or indirect, absolute or contingent, of the Pledgor to the Secured Party under the Credit Agreement and the other Facility Documents or any of them, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, indirect, absolute, contingent, joint and several or otherwise (collectively, the “Secured Obligations”).

4.	Delivery of the Pledged Collateral; Perfection of Security Interest. The Pledgor hereby agrees that:
(a)	Delivery of Certificates. If the Pledged Collateral is certificated, the Pledgor will deliver to the Secured Party:
(i)

simultaneously with or prior to the execution and delivery of this Pledge Agreement, all share certificates representing the Pledged Shares, together with undated medallion signature guaranteed stock powers of attorney (one for each share certificate so delivered); and

(ii)	promptly upon the receipt thereof by or on behalf of the Pledgor, all other certificates and instruments constituting Pledged Collateral.

Prior to delivery to the Secured Party, all such certificates and instruments constituting Pledged Collateral will be:

A.	held in trust by the Pledgor for the benefit of the Secured Party pursuant to this Agreement; and
B.

delivered in suitable form for transfer by delivery or will be accompanied by duly executed instruments of transfer or assignment in blank, in a form acceptable to the Secured Party and otherwise sufficient to constitute an effective endorsement of the Pledged Shares under the STA.

(b)	Additional Securities. If the Pledgor receives any of the following arising out of or related to any Pledged Collateral, any:
(i)

certificate, including without limitation any certificate representing a dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares or

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membership or equity interests, share splits, promissory notes or other instruments;
(ii)	option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise;
(iii)	dividends payable in securities; or
(iv)	distributions of securities or other equity interests in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus;

then the Pledgor will receive such certificate, instrument, option, right or distribution in trust for the benefit of the Secured Party, will segregate it from the Pledgor’s other property and will deliver it immediately to the Secured Party in the form it was received, together with any necessary endorsement or appropriate transfer instrument duly executed in blank, in a form acceptable to the Secured Party, to be held by the Secured Party as Pledged Collateral and as further collateral security for the Secured Obligations.

(c)

Financing Statements.  The Pledgor authorizes the Secured Party to prepare and register such financing statements as are necessary or desirable to perfect the security interest created in the Pledged Collateral.

(d)	Provisions Relating to Securities Entitlements and Securities Accounts. With respect to any Pledged Collateral consisting of a Securities Entitlement or held in a Securities Account:
(i)

the Pledgor will cause the applicable Securities Intermediary to enter into an agreement with the Secured Party granting Control to the Secured Party over that Pledged Collateral (“Control Agreement”), such agreement to be in form and substance reasonably satisfactory to the Secured Party and its counsel, providing, among other things, that the Pledgor may not make any withdrawals from the Securities Account without the express written authorization of the Secured Party; and

(ii)

the Secured Party will be entitled, upon the occurrence and during the continuance of an Event of Default, to notify the applicable Securities Intermediary that it must comply with Entitlement Orders of the Secured Party and no longer comply with Entitlement Orders of the Pledgor.  Upon receipt by the Pledgor or the Secured Party of notice from a Securities Intermediary of its intent to terminate the Securities Account of the Pledgor held by the Securities Intermediary, prior to the termination of the Securities Account the Pledged Collateral in such Securities Account will be:

A.	transferred to a new Securities Account which is subject to a Control Agreement; or
B.	transferred to an account held by the Secured Party (in which it will be held until a new Securities Account is established).
5.	Representations and Warranties. The Pledgor hereby represents and warrants to the Secured Party, that until all of the Secured Obligations have been repaid in full:
(a)	Title. The Pledgor has good and indefeasible title to the Pledged Collateral and will at all times be the legal and beneficial owner of the Pledged Collateral free and clear of any Davis: 14763739.5 lien, charge, mortgage, encumbrance or security interest, except as expressly permitted under the Credit Agreement (collectively, “Permitted Liens”).
(b)

Pledgor’s Authority.  No authorization, approval or action by, and no notice or filing with any governmental authority, the Issuer or any other issuer of any Pledged Collateral or third party is required, or if required, the Pledgor has obtained such authorization and approval for:

(i)	the pledge made by the Pledgor or for the granting of the security interest by the Pledgor pursuant to this Pledge Agreement; or
(ii)	the exercise by the Secured Party of its rights and remedies hereunder.
(c)

Security Interest/Priority. This Pledge Agreement creates a valid security interest in favour of the Secured Party in the Pledged Collateral.  The taking possession by the Secured Party of the share certificates (if any) representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Secured Party’s security interest in all certificated Pledged Shares and such certificates and instruments, subject only to Permitted Liens.  Upon the filing of financing statements in the appropriate Personal Property Registry, the Secured Party will have a perfected first priority security interest in all uncertificated Pledged Shares consisting of partnership or limited liability company interests that do not constitute a Security pursuant to Section 12 of the STA, subject only to Permitted Liens. With respect to any Pledged Collateral consisting of a Securities Entitlement or held in a Securities Account, upon execution and delivery by the Pledgor, the applicable Securities Intermediary and the Secured Party of an agreement granting Control to the Secured Party over such Pledged Collateral, the Secured Party will have a perfected first priority security interest in such Pledged Collateral, subject only to Permitted Liens.  Except as set out in this Section, no action is necessary to perfect or otherwise protect such security interest.

(d)

Partnership and Limited Liability Company Interests.  Except as previously disclosed in writing to the Secured Party, none of the Pledged Shares, if any, consisting of partnership or limited liability company interests:

(i)	is dealt in or traded on a securities exchange or in a securities market;
(ii)	by its terms expressly provides that it is a security governed by the STA;
(iii)	is a mutual fund security; or
(iv)	otherwise constitutes a Security or a Financial Asset.
6.	Covenants. The Pledgor hereby covenants that until all of the Secured Obligations have been repaid in full, the Pledgor will:
(a)

Title.  Use commercially reasonable efforts to warrant and defend title to and ownership of the Pledged Collateral at the Pledgor’s own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, subject only to Permitted Liens, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral or any interest therein.

(b)

Further Assurances.  Promptly execute and deliver at its expense all further instruments and documents and take all further action that may be necessary and desirable or that the Secured Party may reasonably request in order to:

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(i)

perfect and protect the security interest created hereby in the Pledged Collateral of the Pledgor, including without limitation the registration of financing statements and all action reasonably necessary to satisfy the Secured Party that the Secured Party has obtained a first priority perfected security interest in all of the Pledged Collateral;

(ii)	enable the Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral; and
(iii)

otherwise carry out the purposes of this Pledge Agreement, including, without limitation and if requested by the Secured Party, delivering to the Secured Party irrevocable proxies in respect of the Pledged Collateral of the Pledgor.

(c)

Compliance with Securities Laws.  File all reports and other information now or hereafter required to be filed by the Pledgor with any securities exchange or commission and any other provincial, federal or foreign agency in connection with the ownership of the Pledged Collateral.

(d)

Issuance or Acquisition of Capital Stock. Not without executing and delivering, or causing to be executed and delivered, to the Secured Party such agreements, documents and instruments as the Secured Party may reasonably require, issue or acquire any proceeds or substitutions of the Pledged Collateral which consist of an interest in a partnership or a limited liability company that:

(i)	is dealt in or traded on a securities exchange or in a securities market;
(ii)	by its terms expressly provides that it is a security governed by the STA;
(iii)	is a mutual fund security; or
(iv)	otherwise constitutes a Security or a Financial Asset.
(e)

Amendments.  Without the Secured Party's prior consent, the Pledgor will not vote for, permit or consent to any amendments to the organizational documents of the Issuer in any manner that would be inconsistent with or prejudicial to the rights of the Secured Party under this Pledge Agreement.

7.

Performance of Obligations; Advances by Secured Party.  Upon the occurrence and during the continuance of an Event of Default, or failure of the Pledgor to perform any of the covenants and agreements contained herein, the Secured Party may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Secured Party may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien other than Permitted Liens, expenditures made in defending against any adverse claim other than Permitted Liens and all other expenditures which the Secured Party may make for the protection of the security hereof or which the Secured Party may be compelled to make by operation of law.  All sums and amounts so expended will be repayable by the Pledgor promptly upon notice thereof and demand therefor, will constitute additional Secured Obligations and will bear interest from the date those amounts are expended at the highest rate payable on the Secured Obligations.  No such performance of any covenant or agreement by the Secured Party on behalf of the Pledgor, and no such advance or expenditure therefor, will relieve the Pledgor of any default under the terms of this Pledge Agreement.  The Secured Party may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax

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assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by the Pledgor in appropriate proceedings.
8.	Remedies.
(a)	If an Event of Default occurs and is continuing:
(i)	the security interest created hereby will become enforceable without the need for any action or notice by the Secured Party; and
(ii)

the Secured Party will have, in respect of the Pledged Collateral, in addition to the rights and remedies provided herein, or otherwise by law or equity, the rights and remedies of a secured party under the PPSA or any other applicable law.

(f)

Sale of Pledged Collateral.  Upon the occurrence of an Event of Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Secured Party may sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or elsewhere, at such price or prices and on such other terms as the Secured Party may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law.  To the extent permitted by law, the Secured Party may bid to purchase the Pledged Collateral being sold.  The Secured Party will not be obligated to complete any sale of Pledged Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(g)

Private Sale.  Upon the occurrence of an Event of Default and during the continuation thereof, the Pledgor recognizes that the Secured Party may deem it impracticable to effect a public sale of all or any part of the Pledged Collateral and that the Secured Party may, therefore, determine to make one or more private sales of any such Pledged Collateral to a restricted group of purchasers who have agreed, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  The Pledgor acknowledges that any such private sale may be at prices and on terms less favourable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale will be deemed to have been made in a commercially reasonable manner and that the Secured Party will have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under applicable legislation.  The Pledgor further acknowledges and agrees that any offer to sell such Pledged Collateral which has been:

(i)

publicly advertised in a newspaper or other publication of general circulation in the financial community of Vancouver, British Columbia (to the extent that such offer may be advertised without prior registration under applicable legislation);

(ii)	made privately in the manner described above;

will be deemed to be a “public sale” under the PPSA, and the Secured Party may, in such event, bid for the purchase of such Pledged Collateral.

(h)

Retention of Pledged Collateral.  In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Secured Party may, after providing the notices required by Section 63, or any successor Sections,

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of the PPSA or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Pledged Collateral in full or partial satisfaction of the Secured Obligations.  Unless and until the Secured Party will have provided such notices, however, the Secured Party will not be deemed to have retained any Pledged Collateral in satisfaction of any Secured Obligations for any reason.

(i)

Deficiency.  If the proceeds of any sale, collection or realization are insufficient to pay the Secured Obligations in full, the Pledgor will be liable for the deficiency, together with interest thereon at the highest rate payable on the Secured Obligations.  Any surplus remaining after the full payment and satisfaction of the Secured Obligations will be distributed as required by the PPSA.

(j)

Other Security.  To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real property and other personal property owned by the Pledgor), or by a guarantee, endorsement or property of any other person, then the Secured Party will have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default and during the continuation thereof, and the Secured Party has the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Secured Party will at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Secured Party’s rights or the Secured Obligations under this Pledge Agreement or under any other of the Facility Documents (as such term is defined in the Credit Agreement).

9.	Rights of the Secured Party.
(a)

Power of Attorney.  In addition to other powers of attorney contained herein, the Pledgor hereby designates and appoints the Secured Party, and each of its designees or agents as attorney of the Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i)	to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral, all as the Secured Party may reasonably determine;
(ii)	to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral and enforcing any other right in respect thereof;
(iii)

to defend, settle, adjust or compromise any action, suit or proceeding brought related to the Pledged Collateral and, in connection therewith, give such discharge or release as the Secured Party may deem reasonably appropriate;

(iv)	to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral;
(v)

to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party will direct;

(vi)	to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of the Pledgor;

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(vii)	to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral;
(viii)

to execute and deliver all assignments, conveyances, statements, financing statements, financing change statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Secured Party may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in  order to fully consummate all of the transactions contemplated herein;

(ix)

to exchange any of the Pledged Collateral or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the Issuer and, in connection therewith, deposit any of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Secured Party may determine;

(x)

to vote for a shareholder, partner or member resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Collateral into the name of the Secured Party or into the name of any transferee to whom the Pledged Shares of the Pledgor or any part thereof may be sold pursuant to Section 9 hereof; and

(xi)	to do and perform all such other acts and things as the Secured Party may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral.

This power of attorney is a power coupled with an interest and will be irrevocable until all of the Secured Obligations have been paid in full.  The Secured Party will be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Pledge Agreement, and will not be liable for any failure to do so or any delay in doing so.  The Secured Party will not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney except acts or omissions resulting from its gross negligence or willful misconduct.  This power of attorney is conferred on the Secured Party solely to protect, preserve and realize upon its security interest in the Pledged Collateral.

(b)

Secured Party’s Duty of Care.  Other than the exercise of reasonable care to ensure the safe custody of the Pledged Collateral while being held by the Secured Party hereunder, the Secured Party will have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Pledgor will be responsible for preservation of all rights in the Pledged Collateral of the Pledgor, and the Secured Party will be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgor.  The Secured Party will be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, which will be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Secured Party will not have responsibility for:

(i)

ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters; or

(ii)	taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

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(c)	Voting Rights in Respect of the Pledged Collateral.
(i)

Provided that no Event of Default will have occurred and be continuing, to the extent permitted by law, the Pledgor may exercise any and all voting and other consensual rights relating to the Pledged Collateral of the Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement; and

(ii)

Subject to Subsection (e) of this section, upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to subparagraph  (i) of this Subsection (c) will cease and all those rights will thereupon become vested in the Secured Party, which will then have the sole right to exercise such voting and other consensual rights.

(d)	Dividend and Distribution Rights in Respect of the Pledged Collateral.
(i)

Provided that no Event of Default will have occurred and be continuing, and subject to Section 4(b) hereof, the Pledgor may receive and retain any and all dividends (other than share or ownership interest dividends and other dividends constituting Pledged Collateral which are addressed hereinabove), distributions or interest paid in respect of the Pledged Collateral.

(ii)	Upon the occurrence and during the continuation of an Event of Default:
A.

all rights of the Pledgor to receive dividends, distributions and interest payments which it would otherwise be authorized to receive and retain pursuant to subparagraph  (i) of this Subsection (d) will cease and all such rights will thereupon be vested in the Secured Party, which will then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments; and

B.

all dividends, distributions and interest payments which are received by the Pledgor contrary to the provisions of clause A of this subparagraph  (ii) will be received in trust for the benefit of the Secured Party, will be segregated from other property or funds of the Pledgor, and will be immediately be paid over to the Secured Party as Pledged Collateral in the exact form received, to be held by the Secured Party as Pledged Collateral and as further collateral security for the Secured Obligations.

(e)

Release of Pledged Collateral.  The Secured Party may release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement will continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

10.

Application of Proceeds.  Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of any Pledged Collateral, when received by the Secured Party in cash or its equivalent, will be applied in reduction of the Secured Obligations in such order as the Secured Party in its sole discretion may determine, and the Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Secured Party will have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Secured

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Party’s sole discretion, despite any entry to the contrary in any of the Secured Party’s books and records.
11.

Solicitor’s Costs.  If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Secured Party employs a solicitor to prepare or consider amendments, waivers or consents with respect to this Pledge Agreement, or to take action or make a response in or with respect to any legal or arbitration proceeding relating to this Pledge Agreement or relating to the Pledged Collateral, or to protect the Pledged Collateral or exercise any rights or remedies under this Pledge Agreement or with respect to the Pledged Collateral, then the Pledgor agrees to promptly pay any and all such reasonable documented legal fees (on a solicitor and own client basis) and other out-of-pocket expenses incurred by the Secured Party in connection therewith, all of which costs and expenses will constitute Secured Obligations hereunder.

12.	Continuing Agreement.
(a)

This Pledge Agreement will be a continuing agreement in every respect and will remain in full force and effect until all of the Secured Obligations have been paid in full.  Upon repayment of the Secured Obligations in full, this Pledge Agreement will be terminated at the request of the Pledgor and the Secured Party will, upon the request and at the expense of the Pledgor, release all of its liens and security interests hereunder and will execute and deliver all PPSA discharges and other documents reasonably requested by the Pledgor evidencing such termination.

(b)

This Pledge Agreement will continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that if payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees (on a solicitor and own client basis) and disbursements) incurred by the Secured Party in defending and enforcing such reinstatement will be deemed to be included as a part of the Secured Obligations.

13.

Amendments; Waivers; Modifications.  This Pledge Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except by agreement in writing signed by the Secured Party and the Pledgor.

14.

Assignment by the Secured Party.  The Secured Party may from time to time, to the extent permitted by the Credit Agreement, assign this Pledge Agreement and its rights hereunder, the Secured Obligations, the Pledged Collateral or any portion thereof, and the assignee will be entitled to all of the rights and remedies of the Secured Party under this Pledge Agreement in relation thereto.  The Pledgor may not assign this Agreement without the prior written consent of the Secured Party, which consent may be unreasonably withheld.

15.

Notices.  In this Pledge Agreement, any notice or communication required or permitted to be given under this Pledge Agreement will be in writing and will be made in accordance with Section 19 of the Credit Agreement, and shall be deemed to have been given or made at such time as set out in the Credit Agreement.

16.

Counterparts.  This Pledge Agreement may be executed in any number of counterparts and delivered by facsimile or e-mail, or other form of electronic delivery. Each counterpart where so executed and delivered will be an original, but all counterparts will constitute one agreement.

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17.

Headings.  The headings of the Sections and Subsections hereof are provided for convenience only and will not affect the meaning, construction or interpretation of any provision of this Pledge Agreement.

18.

Governing Law; Venue and Submission to Jurisdiction.  This Pledge Agreement will be governed by and construed according to the laws of the Province of British Columbia and the laws of Canada applicable therein, without giving effect to conflict of laws principles.  The Pledgor agrees that any action or claim arising out of, or any dispute in connection with, this Pledge Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, will be subject to the non-exclusive jurisdiction of the courts of the Province of British Columbia.

19.

Severability.  If any provision of this Pledge Agreement is determined to be illegal, invalid or unenforceable, such provision will be fully severable and the remaining provisions will remain in full force and effect and will be construed without giving effect to the illegal, invalid or unenforceable provisions.

20.

Entirety.  This Pledge Agreement, the Credit Agreement and the other Facility Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Pledge Agreement.

21.

Successors in Interest.  This Pledge Agreement creates a continuing security interest in the Pledged Collateral and will enure to the benefit of and be binding upon the Pledgor, its successors and permitted assigns and will enure to the benefit of the Secured Party and be binding upon its successors and assigns.

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TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Agreement effective as of the date first appearing above.

VISTA GOLD CORP.

Per:

Authorized Signatory

SPROTT RESOURCE LENDING PARTNERSHIP,
by its managing partner Sprott Lending Consulting
Limited Partnership, by its general partner,
Sprott Lending Consulting GP Inc.

Per:

Authorized Signatory

Per:

Authorized Signatory

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